APEX HealthCare ETF

APXH

A Series of Two Roads Shared Trust

Supplement dated January 13, 2023
to the Prospectus and Statement of Additional Information (SAI) each dated November 30, 2022

The Board of Trustees of Two Roads Shared Trust (the “Trust”) has concluded, based upon the recommendation of Regents Park Funds, LLC, that it is in the best interests of the APEX HealthCare ETF (the “Fund”) and its shareholders that the Fund be liquidated. Pursuant to a Plan of Liquidation (the “Plan”) approved by the Board of Trustees, the Fund will be liquidated and dissolved on or about January 31, 2023.

The last day of trading of the Fund’s shares on Cboe BZX Exchange, Inc. (“Cboe”) will be January 24, 2023 (“Closing Date”), which will also be the last day the Fund will accept orders for new creation units or redemption orders from authorized participants (as defined in the Prospectus and Statement of Additional Information). Shareholders may sell their holdings in the Fund in the secondary market until the end of the trading day on the Closing Date and customary brokerage charges may apply to these transactions. On or around the Closing Date, the Fund is expected to deviate from its stated investment strategies and will no longer be managed to meet its investment objective and may incur higher tracking error than is typical for the Fund. The Fund is expected to cease operations, liquidate its assets, and distribute the liquidation proceeds to shareholders of record on January 31, 2023 (the “Liquidation Date”).

Any person holding shares in the Fund on the Liquidation Date will receive a cash redemption amount representing his or her proportionate interest in the net assets of the Fund as of the Liquidation Date, subject to any required withholdings such as charges, taxes, expenses and liabilities (“Liquidating Distribution”). Such Liquidating Distribution received by a shareholder of record may be in an amount that is greater or less than the amount a shareholder might receive if they dispose of their shares on the Cboe prior to market close on January 24, 2023. Additionally, the Fund must declare and distribute to shareholders any realized capital gains and all net investment income. Shareholders remaining in a Fund on the Liquidation Date will not be charged any transaction fees by the Fund. Once the distribution is complete, the Fund will terminate. Unless your investment in the Fund is through a tax-deferred retirement account, you will recognize gain or loss for federal income tax purposes (and for most state and local income tax purposes) on a redemption of your shares, upon the final Liquidating Distribution by the Fund, based on the difference between the amount you receive and your tax basis in your shares. The Fund may make one or more distributions of income and/or net capital gains on or prior to the Liquidation Date, in order to eliminate Fund-level taxes. Please refer to the “Dividends, Other Distributions and Taxes” section in the Prospectus for general information. You may wish to consult your tax advisor about your particular situation. Plan sponsors or plan administrative agents should notify participants that the Fund is liquidating and should provide information about alternative investment options.

ANY SHAREHOLDERS WHO HAVE NOT SOLD THEIR SHARES OF THE FUND IN THE SECONDARY MARKET PRIOR TO THE CLOSING DATE WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THE LIQUIDATION DATE.

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This Supplement should be read in conjunction with the Fund’s Prospectus and SAI. This Supplement, and the Prospectus and SAI, each dated November 30, 2022, provide relevant information for all shareholders and should be retained for future reference. The Prospectus and the SAI have been filed with the Securities and Exchange Commission and are incorporated by reference. These can be obtained without charge by calling 1-866-866-4848